9. Income Taxes: Schedule of Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Details
Other Comprehensive Income (Loss), Net of Tax	$ (7,280,831)	$ (5,185,852)
Expected Income Tax Recovery	(1,128,529)	(803,807)
Non Deductible Expense	618,900	462,915
Other Temporary Differences	(7,138)	(2,859)
Valuation Allowance	$ 516,767	$ 343,751